                                                                 EXHIBIT (a)(11)

                                  MEMORANDUM

To:    HOLDERS OF STOCK OPTIONS ISSUED PRIOR TO JANUARY 1, 2000
       UNDER THE CAREERBUILDER, INC. STOCK INCENTIVE PLANS

Date:  AUGUST 9, 2000

Re:    NOTICE REGARDING TREATMENT OF STOCK OPTIONS

________________________________________________________________________________

       Our records indicate that you are a holder of an option or options (each a "Company Stock Option"), pursuant to the Net Start, Inc. Stock Option Plan or the CareerBuilder, Inc. 1999 Stock Incentive Plan, to purchase shares of CareerBuilder common stock, par value $.001 per share ("CareerBuilder Common Stock"). Set forth below is a summary of the treatment of Company Stock Options issued prior to January 1, 2000 pursuant to the Agreement and Plan of Merger dated as of July 16, 2000 (the "Merger Agreement") among CareerBuilder, Inc. ("CareerBuilder"), Career Holdings, Inc., a corporation formed by Tribune Company and KnightRidder.com, Inc. ("Career Holdings"), and CB Acquisition Corp., a wholly owned subsidiary of Career Holdings ("CB Acquisition"). A separate memorandum will be sent to holders of Company Stock Options issued on or after January 1, 2000 discussing the terms upon which such holders will receive substitute Career Holdings stock options in cancellation of such Company Stock Options.

Section 1.  The Merger

       Pursuant to the Merger Agreement, CB Acquisition has commenced an offer to purchase all outstanding shares of CareerBuilder Common Stock for $8.00 per share in cash, without interest thereon (the "Offer Price"). Following consummation of the Offer, CB Acquisition will be merged (the "Merger") with and into CareerBuilder, with CareerBuilder as the surviving corporation in the Merger, following the satisfaction or waiver of conditions to the Merger contained in the Merger Agreement. If you hold Company Stock Options that are currently exercisable, you may exercise them and tender your shares in the Offer. The Offer is scheduled to expire at midnight on August 21, 2000. Following the consummation of the Merger, each share of CareerBuilder Common Stock outstanding immediately prior to the effective time of the Merger (the "Effective Time") will be converted into the right to receive the Offer Price.

Section 2. Treatment in the Merger of CareerBuilder Options Granted Prior to January 1, 2000

       a)     Options granted prior to January 1, 2000 with an exercise price
              ----------------------------------------------------------------
              less than $4.00 per share of CareerBuilder Common Stock
              -------------------------------------------------------

       Immediately after the Effective Time, pursuant to the Merger Agreement each outstanding Company Stock Option that was granted prior to January 1, 2000 with an exercise price that is less than $4.00 per share, whether or not then exercisable, will be cancelled in consideration for which you will be entitled to receive a cash payment from CareerBuilder equal to (A) the product of (1) the number of shares of CareerBuilder Common Stock subject to such Company Stock Option immediately prior to the Effective Time and (2) the excess, if any, of the Offer Price over the exercise price per share of CareerBuilder Common Stock purchasable under such Company Stock Option, minus (B) all applicable federal, state and local taxes required to be withheld in respect of such payment. Such amount will be paid as soon as reasonably practicable following the Effective Time. The receipt of consideration contemplated by this Section 2(a) will be deemed a release of any and all rights you had or may have had in respect thereof. The treatment of the Company Stock Options granted prior to January 1, 2000 with an exercise price less than $4.00 per share is automatic and no election or other action on your part is necessary.

          Example: You will receive in consideration for the cancellation of all (but not less than all) of your Company Stock Options which are granted prior to January 1, 2000 with an exercise price less than $4.00 per share, an amount in cash determined as follows:

                         The positive difference of the Offer Price ($8.00) minus the exercise price per share of such Company Stock Options

                                               X

                         The number of shares subject to such Company Stock Options

                         For example, if you have a Company Stock Option for 3,000 shares of CareerBuilder Common Stock with an exercise price of $3.00 per share, then you would receive $15,000 cash (minus all applicable federal, state and local taxes required to be withheld in respect of such payment), calculated as follows:

                         $8.00 - $3.00 = $5.00
                         $5.00 x 3,000 = $15,000

     b)   Options granted prior to January 1, 2000 with an exercise price equal
          ---------------------------------------------------------------------
          to or in excess of $4.00 per share of CareerBuilder Common Stock
          ----------------------------------------------------------------

     Each holder of an outstanding Company Stock Option granted prior to January 1, 2000 with an exercise price that is equal to or in excess of $4.00 per share of CareerBuilder Common Stock may elect in writing, by completing the attached Option Holder Election Form ("Election Form") and returning it to Jamie McCarthy as provided in Section 2(c) below not later than August 15, 2000, that such option be treated as described in this Section 2(b).

     If you do not complete and return the attached Election Form or do not elect to have your Company Stock Options granted prior to January 1, 2000 with an exercise price greater than or equal to $4.00 per share treated as provided in this Section 2(b), then such

Company Stock Options will be treated as provided in Section 2(a) above. If the exercise price of your Company Stock Options equals or exceeds $8.00 per share, you will not have the right to receive any consideration (cash or Substitute Stock Options (as defined below)) unless you complete the attached Election Form and elect the treatment of your Company Stock Options as described in this
Section 2(b).

     If you complete and return the attached Election Form electing to have your Company Stock Options treated in accordance with this Section 2(b), the Company Stock Options will be cancelled immediately after the Effective Time, in consideration for which you will be entitled to receive (A) a cash payment from CareerBuilder equal to (1) the product of one-third of the number of shares subject to such Company Stock Option immediately prior to the Effective Time, rounded up to the nearest whole share, and $4.00, minus (2) all applicable federal, state and local taxes required to be withheld in respect of such payment, and (B) a stock option to purchase shares of common stock of Career Holdings (each a "Substitute Stock Option") equal in number to two-thirds of the shares subject to such Company Stock Option immediately prior to the Effective Time, rounded down to the nearest whole share, at an exercise price per share equal to the fair market value of a share of Career Holdings common stock at the Effective Time. The Substitute Stock Options will be granted under the terms of a stock option plan to be adopted by Career Holdings. One-half of each such Substitute Stock Option will become vested and exercisable on the first anniversary of the Effective Time and the remainder of such Substitute Stock Option will become exercisable on the second anniversary of the Effective Time, provided that you remain employed by CareerBuilder or Career Holdings on the date of each such anniversary. Such Substitute Stock Options will in all other respects be subject to substantially the same terms and conditions that were applicable to the related Company Stock Options immediately prior to the Effective Time. However, shares of Career Holdings common stock purchased upon the exercise of each Substitute Stock Option will, for so long as Career Holdings common stock is not traded on an established stock exchange or national market system, be subject to a right of repurchase by Career Holdings at their fair market value under such conditions as Career Holdings shall deem appropriate. The cash amounts payable pursuant to this Section 2(b) will be paid as soon as reasonably practicable following the Effective Time. If you surrender your Company Stock Options in exchange for the consideration contemplated by this Section 2(b), you will be deemed to have released any and all rights that you had or may have had in respect of your Company Stock Options.

     Example of Election To Receive Cash and Convert
     Company Stock Options to Substitute Stock Options

          Cash Portion  If so requested pursuant to the attached Election Form,
          ------------
          you will receive in consideration for the cancellation of all (but not less than all) of your Company Stock Options which were granted prior to January 1, 2000 with an exercise price equal to or in excess of $4.00 per share, an amount in cash determined as follows:

                                     $4.00

                                       X
          one-third the number of shares subject to such Company Stock Options (rounded up to the nearest whole share)

          For example, if you have a Company Stock Option for 3,000 shares of CareerBuilder Common Stock with an exercise price of $5.00 per share, then you would receive $4,000 cash (less any applicable taxes), calculated as follows:

                              3,000 shares x 1/3 = 1,000
                              1,000 x $4.00 = $4,000

          Substitute Stock Option Portion  The number of shares of Career
          -------------------------------
          Holdings common stock subject to such Substitute Stock Option will equal:

                              the number of shares of CareerBuilder Common Stock subject to such Company Stock Option

                                          X

                              two-thirds (rounded down to the nearest whole share)

                              3,000 x 2/3 = 2,000 shares

          The exercise price of such Substitute Stock Option will equal the fair market value of a share of Career Holdings common stock at the Effective Time.

EACH SUBSTITUTE STOCK OPTION SHALL BE ISSUED PURSUANT TO A STOCK OPTION PLAN TO BE ADOPTED BY CAREER HOLDINGS. A COPY OF THE CAREER HOLDINGS STOCK OPTION PLAN WILL BE DELIVERED TO EACH RECIPIENT OF SUBSTITUTE STOCK OPTIONS AT THE TIME OF ISSUANCE OF SUCH STOCK OPTIONS.

THERE IS CURRENTLY NO PUBLIC MARKET FOR SHARES OF CAREER HOLDINGS AND THERE CAN BE NO GUARANTEE THAT SUCH A MARKET WILL DEVELOP. THE SHARES TO BE ISSUED UPON EXERCISE OF SUBSTITUTE STOCK OPTIONS WILL BE "RESTRICTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION THEREFROM.

CAREER HOLDINGS HAS NO FINANCIAL OR OPERATING HISTORY AND ANY INVESTMENT IN CAREER HOLDINGS IS A SPECULATIVE INVESTMENT WHICH INVOLVES A HIGH DEGREE OF RISK OF LOSS BY THE HOLDER OF ALL OF HIS OR HER INVESTMENT.

     Example of Not Electing Treatment under Section 2(b)

          If no timely or proper election is made with respect to any Company Stock Option issued prior to January 1, 2000 with an exercise price equal to or in excess of $4.00 per share of CareerBuilder Common Stock pursuant to the attached Election Form, then you will be deemed to have elected the treatment described in Section 2(a) above, and at the Effective Time your Company Stock Option will cease to represent a right to acquire shares of CareerBuilder Common Stock and will automatically be converted into cash (to the extent the exercise price is less than $8.00), as specified in Section 2(a) of this memo. Unless the treatment set forth in Section 2(b) is elected by returning the attached Election Form on or before August 15, 2000, you will not have the right to receive any cash if the exercise price of your Company Stock Option equals or exceeds $8.00.

     c)   Completing the Stock Option Election Form
          -----------------------------------------

     Make sure that you complete the Election Form and deliver it prior to August 15, 2000 to Jamie McCarthy, at CareerBuilder's offices at 10780 Parkridge Boulevard, Suite 200, Reston, Virginia 20191. Your election must be received by Mr. McCarthy on or before August 15, 2000. Such request shall be IRREVOCABLE
                ----------------------------
unless the Merger Agreement is terminated before the Effective Time, in which case no action will be taken regarding your Company Stock Options. Following the Effective Time, CareerBuilder will deliver to each option holder the cash amount (if applicable) due to such holder. Remember, if you fail or decline to
                                            -----------------------------------
make timely and proper notice of an election to receive cash and Substitute
---------------------------------------------------------------------------
Stock Options, your Company Stock Options will be treated as provided in Section
--------------------------------------------------------------------------------
2(a) above and you will receive cash only to the extent the exercise price of
-----------------------------------------------------------------------------
your Company Stock Option is less than $8.00.
--------------------------------------------

     The Merger is subject to the fulfillment of certain conditions set forth in the Merger Agreement. If you have any questions regarding this memorandum, please contact Jamie McCarthy at (703) 259-5754 or Deb Tucker at (703) 259-5706.

Section 3.  General Information Only

     The information provided in this memorandum is a general description of the treatment of certain Company Stock Options in the Merger Agreement. Additional information with respect to the treatment of Company Stock Options is contained in the Tender Offer Statement on Schedule TO filed by Career Holdings with the Securities and Exchange Commission ("SEC") on July 25, 2000, as amended (the "Schedule TO"), and the Solicitation/Recommendation Statement on Schedule 14D-9 filed by CareerBuilder with the SEC on July 25, 2000, as amended (the "Schedule 14D-9"). Copies of the Schedule TO and the Schedule 14D-9 are publicly available at the SEC's Web site at http://www.sec.gov and may also be obtained by contacting CareerBuilder at 10780 Parkridge Boulevard, Suite 200, Reston, Virginia 20191, Attention: Jamie McCarthy.

     Career Holdings is a newly formed corporation organized in connection with the Offer and the Merger. The form of Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws of Career Holdings to be effective after the Effective Time are attached hereto as Annex I and Annex II, respectively. It is expected that after the Effective Time Career Holdings will initially have outstanding capital stock consisting of approximately 33,108,000 shares of common stock, $.01 par value per share ("Career Holdings Common Stock"). Initially, the Career Holdings Common Stock will be held by Tribune Company, KnightRidder.com, Inc., Robert J. McGovern and James A. Winchester (the "Initial Stockholders"). The amended and restated stockholders agreement and the registration rights agreement to be entered into by the Initial Stockholders setting forth certain rights of and restrictions on their shares of Career Holdings Common Stock are described in and filed as exhibits to the Schedule TO and are incorporated herein by reference. Holders of Company Stock Options who will receive Substitute Stock Options are urged to read the Amended and Restated Certificate of Incorporation, Amended and Restated By-Laws, amended and restated stockholders agreement and registration rights agreement and the other information contained in the Schedule TO and the Schedule 14D-9 carefully.

     Please refer to the option plans as well as your option agreement available on the AST website (www.aststockplan.com) and/or your employment offer letter for information specific to you. In evaluating your decision whether to make an election as described in Section 2(b), you should not assume that the description above will provide you with all facts necessary to evaluate the situation. You are advised to consult with your personal legal, financial and tax advisors regarding possible implications of your elections hereunder.

                              CAREEBUILDER, INC.

                          OPTION HOLDER ELECTION FORM

**To be completed only by holders of options to purchase CareerBuilder, Inc. Common Stock that were granted prior to January 1, 2000 with an exercise price equal to or in excess of $4.00 per share. All of your Company Stock Options in a category will be treated in accordance with the election made hereunder, unless you submit multiple Option Holder Election Forms.

[_]  I elect the treatment described in Section 2(b)

I, _________________________, hereby irrevocably elect to receive cash and options to purchase common stock of Career Holdings, Inc. in exchange for the cancellation of any options to purchase CareerBuilder Common Stock that were granted prior to January 1, 2000 with an exercise price equal to or in excess of $4.00 per share that I hold as of the effective date of the merger pursuant to the Agreement and Plan of Merger dated July 16, 2000 by and among CareerBuilder, Inc., Career Holdings, Inc. and CB Acquisition Corp., all as described in the attached memorandum dated August 9, 2000.

[_] I, _________________________, hereby irrevocably elect to receive a cash payment from CareerBuilder equal to (A) the product of (1) the number of shares of CareerBuilder Common Stock subject to such Company Stock Option immediately prior to the Effective Time and (2) the excess of the Offer Price over the exercise price per share of Company Stock purchasable under such Company Stock Option, minus (B) all applicable federal, state and local taxes required to be withheld in respect of such payment.

I have read and understand the attached memorandum dated August 9, 2000, which describes my election rights hereunder. I acknowledge that I have been advised to consult with a personal legal, financial and tax advisor with respect to this election.


________________________________________   _____________
Signature                                  Date
________________________________________   _____________
Social Security  or Taxpayer I.D. Number   Number of shares of CareerBuilder
                                           Common Stock subject to options
                                           granted prior to January 1, 2000 with
                                           an exercise price equal to or in
                                           excess of $4.00 per share

Mailing Address:    ______________________________________

                    _____________________________________

                    ______________________________________

Instructions:

(1) Print your full name, address and Social Security or Taxpayer I.D. Number as well as the number of shares of CareerBuilder Common Stock subject to options granted to you prior to January 1, 2000 with an exercise price equal to or in excess of $4.00 per share in the indicated space above.

(2)  Please complete, sign, date and return this form to:  CareerBuilder, Inc.
     (Facsimiles are acceptable)                           Attention: Jamie
                                                           McCarthy
                                                           10780 Parkridge
                                                           Boulevard
                                                           Suite 200
                                                           Reston, VA 20191
                                                           Fax: 703-259-5715

THIS FORM MUST BE RECEIVED BY AUGUST 15, 2000, IN ORDER TO ELECT THE TREATMENT DESCRIBED IN SECTION 2(B) AND RECEIVE CASH AND OPTIONS TO PURCHASE CAREER HOLDINGS, INC. COMMON STOCK IN CONNECTION WITH THE CLOSING OF THE MERGER. IF YOUR ELECTION IS NOT RECEIVED BY AUGUST 15, 2000 OR YOU RETURN THIS ELECTION FORM WITHOUT CHECKING EITHER BOX ABOVE, YOU WILL BE DEEMED TO HAVE ELECTED THE TREATMENT DESCRIBED IN SECTION 2(A) AND NONE OF YOUR CAREERBUILDER OPTIONS WILL BE EXCHANGED FOR CAREER HOLDINGS OPTIONS AND ALL OF YOUR OPTIONS WILL BE CONVERTED INTO CASH (TO THE EXTENT THE EXERCISE PRICE IS LESS THAN $8.00) PER SHARE.

                                                                         ANNEX I

                             AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                             CAREER HOLDINGS, INC.

          FIRST: The name of the corporation (which is hereinafter referred to as the "Corporation") is Career Holdings, Inc.

          SECOND: The address of the Corporation's registered office in the State of Delaware is The Corporation Trust Company, The Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle.

          THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

          FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is 77,800,000 shares of common stock with a par value of $.01 per share.

          FIFTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the By-laws of the Corporation, subject to any specific limitation on such power contained in any By-laws adopted by the stockholders. Elections of directors need not be by written ballot unless the By-laws of the Corporation so provide.

          SIXTH: A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of Delaware, as so amended. Any repeal or modification of this Article Seventh by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

          SEVENTH: Each person who is or was a director or officer of the Corporation, and each person who serves or served at the request of the Corporation as a director or officer of another enterprise, shall be indemnified by the Corporation in accordance with, and to the fullest extent authorized by, the General Corporation Law of Delaware as it may be in effect from time to time.

          THE UNDERSIGNED, being the President of the Corporation, has executed this Amended and Restated Certificate of Incorporation on August __, 2000.

                              By: __________________________
                              Name:
                              Title:

                                                                        ANNEX II

                             AMENDED AND RESTATED
                                    BY-LAWS

                                       OF

                             CAREER HOLDINGS, INC.

                                   ARTICLE I
                             Stockholders Meetings

          Section 1.1  Annual Meetings.  An annual meeting of stockholders shall
                       ---------------
be held for the election of directors at such date, time and place as may be fixed by resolution of the Board of Directors from time to time.

          Section 1.2  Special Meetings.  Special meetings of stockholders for
                       ----------------
any purpose or purposes may be called at any time only by the Chairman of the Board, if any, the President, the Board of Directors or by a committee of the Board of Directors authorized to call such meetings, and by no other person.
The business transacted at a special meeting of stockholders shall be limited to the purpose or purposes for which such meeting is called, except as otherwise determined by the Board of Directors or the chairman of the meeting.

          Section 1.3  Notice of Meetings.  A written notice of each annual or
                       ------------------
special meeting of stockholders shall be given stating the place, date and time of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these By-laws, such notice of meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.

          Section 1.4  Adjournments.  Any annual or special meeting of
                       ------------
stockholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the date, time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting in accordance with Section 1.3.

          Section 1.5  Quorum.  Except as otherwise provided by law, the
                       ------
Certificate of Incorporation or these By-laws, the presence in person or by proxy of the holders of stock having a majority of the votes which could be cast by the holders of all outstanding stock entitled to vote at the meeting shall constitute a quorum at each meeting of stockholders. In the absence of a quorum, the stockholders so present may, by the affirmative vote of the holders of stock having a majority of the votes which could be cast by all such holders, adjourn the meeting from time to time in the manner provided in Section 1.4 of these By-laws until a quorum is present. If a quorum is present when a meeting is convened, the subsequent withdrawal of stockholders, even though less than a quorum remains, shall not affect the ability of the remaining stockholders lawfully to transact business.

          Section 1.6  Organization.  Meetings of stockholders shall be presided
                       ------------
over by the Chairman of the Board, if any, or if there is none or in his or her absence, by the President, or in his or her absence, by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

          Section 1.7  Voting.  (a)  Except as otherwise provided by the
                       ------
Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power on the matter in question.

          (b) Voting at meetings of stockholders need not be by written ballot unless as determined by the holders of stock having a majority of the votes which could be cast by the holders of all outstanding stock entitled to vote which are present in person or by proxy at such meeting. Unless otherwise provided in the Certificate of Incorporation, directors shall be elected by a plurality of the votes cast in the election of directors. Each other question shall, unless otherwise provided by law, the Certificate of Incorporation or these By-laws, be decided by the vote of the holders of stock having a majority of the votes which could be cast by the holders of all stock entitled to vote on such question which are present in person or by proxy at the meeting.

          (c) Stock of the Corporation standing in the name of another corporation and entitled to vote may be voted by such officer, agent or proxy as the by-laws or other internal regulations of such other corporation may prescribe or, in the absence of such provision, as the board of directors or comparable body of such other corporation may determine.

          (d) Stock of the Corporation standing in the name of a deceased person, a minor, an incompetent or a debtor in a case under Title 11, United States Code, and entitled to vote may be voted by an administrator, executor, guardian, conservator, debtor-in-possession or trustee, as the case may be, either in person or by proxy, without transfer of such shares into the name of the official or other person so voting.

          (e) A stockholder whose voting stock of the Corporation is pledged shall be entitled to vote such stock unless on the transfer records of the Corporation the pledgor has expressly empowered the pledgee to vote such shares, in which case only the pledgee, or such pledgee's proxy, may represent such shares and vote thereon.

          (f) If voting stock is held of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (i) if only one votes, such act binds all; (ii) if more than one vote, the act of the majority so voting binds all; and (iii) if more than one votes, but the vote is evenly split on any particular matter each faction may vote such stock proportionally, or any person voting the shares, or a beneficiary, if any, may apply to the Court of Chancery of the State of Delaware or such other court as may have jurisdiction to appoint an additional person to act with the persons so voting the stock, which shall then be voted as determined by a majority of such persons and the person appointed by the Court. If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this subsection shall be a majority or even split in interest.

          (g) Stock of the Corporation belonging to the Corporation, or to another corporation a majority of the shares entitled to vote in the election of directors of which are held by the Corporation, shall not be voted at any meeting of stockholders and shall not be counted in the total number of outstanding shares for the purpose of determining whether a quorum is present. Nothing in this Section 1.7 shall limit the right of the Corporation to vote shares of stock of the Corporation held by it in a fiduciary capacity.

          Section 1.8  Proxies.  (a)  Each stockholder entitled to vote at a
                       -------
meeting of stockholders may authorize another person or persons to act for such stockholder by proxy filed with the Secretary before or at the time of the meeting. No such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary an instrument in writing revoking the proxy or another duly executed proxy bearing a later date.

          (b) A stockholder may authorize another person or persons to act for such stockholder as proxy (i) by executing a writing authorizing such person or persons to act as such, which execution may be accomplished by such stockholder or such stockholder's authorized officer, director, partner, employee or agent (or, if the stock is held in a trust or estate, by a trustee, executor or administrator thereof) signing such writing or causing his or her signature to be affixed to such writing by any reasonable means, including, but not limited to, facsimile signature, or (ii) by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission (a "Transmission") to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such Transmission; provided that any such Transmission must either set forth or be submitted with information from which it can be determined that such Transmission was authorized by such stockholder.

          (c) The Secretary or such other person or persons as shall be appointed from time to time by the Board of Directors shall examine Transmissions to determine if they are valid. If it is determined a Transmission is valid, the person or persons making that determination shall specify the information upon which such person or persons relied. Any copy, facsimile telecommunication or other reliable reproduction of such a writing or Transmission may be substituted or used in lieu of the original writing or Transmission for any and all purposes for which the original writing or Transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or Transmission.

          Section 1.9   Fixing Date of Determination of Stockholders of Record.
                        ------------------------------------------------------
(a) In order that the corporation may determine the stockholders entitled (i) to notice of or to vote at any meeting of stockholders or any adjournment thereof, (ii) to express consent to corporate action in writing without a meeting, (iii) to receive payment of any dividend or other distribution or allotment of any rights, (iv) to exercise any rights in respect of any change, conversion or exchange of stock or (v) to take, receive or participate in any other action, the Board of Directors may fix a record date, which shall not be earlier than the date upon which the resolution fixing the record date is adopted by the Board of Directors and which (1) in the case of a determination of stockholders entitled to notice of or to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, be not more than 60 nor less than ten days before the date of such meeting; (2) in the case of a determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall be not more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall be not more than 60 days before such action.

          (b) If no record date is fixed, (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and
(iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

          (c) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, but the Board of Directors may fix a new record date for the adjourned meeting.

          Section 1.10  List of Stockholders Entitled to Vote.  The Secretary
                        -------------------------------------
shall prepare, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

          Section 1.11  Action By Consent of Stockholders.  (a)  Unless the
                        ---------------------------------
power of stockholders to act by consent without a meeting is restricted or eliminated by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on such action were present and voted.

          (b) Every written consent shall bear the date of signature of each stockholder (or his, her or its proxy) signing such consent. Prompt notice of the taking of corporate action without a meeting of stockholders by less than unanimous written consent shall be given to those stockholders who have not consented in writing. All such written consents shall be delivered to the Corporation at its registered office in the State of Delaware, at its principal place of business or to the Secretary. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. No written consent shall be effective to authorize or take the corporate action referred to therein unless, within 60 days of the earliest dated written consent delivered to the Corporation in the manner required by this Section 1.11, written consents signed by a sufficient number of persons to authorize or take such action are delivered to the Corporation at its registered office in the State of Delaware, at its principal place of business or to the Secretary. All such written consents shall be filed with the minutes of proceedings of the stockholders, and actions authorized or taken under such written consents shall have the same force and effect as those authorized or taken pursuant to a vote of the stockholders at an annual or special meeting.

                                   ARTICLE II
                               Board of Directors

          Section 2.1   Number.  The Board of Directors shall initially consist
                        ------
of two directors. Thereafter, the Board of Directors shall consist of one or more directors as may from time to time be determined by resolution of the Board of Directors.

          Section 2.2   Election; Resignation; Vacancies.  (a)  Unless the
                        --------------------------------
certificate of incorporation or an amendment to these By-laws adopted by the stockholders provides for a Board of Directors divided into two or three classes, at each annual meeting of stockholders the stockholders shall elect directors each of whom shall hold office until the next annual meeting of stockholders and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal. If the Board of Directors is divided into classes, at each annual meeting at which the term of office of a class of directors expires, the stockholders shall elect directors of such class each to hold office until the annual meeting at which the terms of office of such class of directors expire and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal.

          (b) Any director may resign at any time by giving written notice to the Chairman of the Board, if any, the President or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the officer to whom it is directed, without any need for its acceptance.

          (c) Any newly created directorship occurring in the Board of Directors may be filled by a majority of the remaining directors, although less than a quorum, or by a plurality of the votes cast in the election of directors at a meeting of stockholders. Any vacancy occurring in the Board of Directors shall be filled by the stockholder that designated the vacating director; provided, however, that any vacancy occurring in the Board of Directors created
--------  -------
upon the resignation or removal of an Outside Director (as defined in the Amended and Restated Stockholders' Agreement of even date herewith) shall be filled by the appointment of a director by the Management Stockholders (as defined in the Amended and Restated Stockholders' Agreement of even date herewith), subject to the unanimous approval of the Institutional Stockholders (as defined in the Amended and Restated Stockholders' Agreement of even date herewith). Each director elected to replace a former director shall hold office until the expiration of the term of office of the director whom he or she has replaced and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal. A director elected to fill a newly created directorship shall serve until the next annual meeting of stockholders (or, if the Board of Directors is divided into classes, the annual meeting at which the terms of office of the class of directors to which he or she is assigned expire) and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal.

          Section 2.3   Regular Meetings.  A regular annual meeting of the Board
                        ----------------
of Directors shall be held, without call or notice, immediately after and at the same place as the annual meeting of stockholders, for the purpose of organizing the Board of Directors, electing officers and transacting any other business that may properly come before such meeting. If the stockholders shall elect the directors by written consent of stockholders as permitted by Section 1.11 of these By-laws, a special meeting of the Board of Directors shall be called as soon as practicable after such election for the purposes described in the preceding sentence. Additional regular meetings of the Board of Directors may be held without call or notice at such times as shall be fixed by resolution of the Board of Directors.

          Section 2.4   Special Meetings.  Special meetings of the Board of
                        ----------------
Directors may be called by the Chairman of the Board, if any, the President, the Secretary, or by any member of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting. The purpose or purposes of a special meeting need not be stated in the call or notice.

          Section 2.5   Organization.  Meetings of the Board of Directors shall
                        ------------
be presided over by the Chairman of the Board, if any, or if there is none or in his or her absence, by the President, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting. A majority of the directors present at a meeting, whether or not they constitute a quorum, may adjourn such meeting to any other date, time or place without notice other than announcement at the meeting.

          Section 2.6   Quorum; Vote Required for Action. At all meetings of the
                        --------------------------------
Board of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Unless the Certificate of Incorporation or these By-laws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

          Section 2.7   Committees.  The Board of Directors may, by resolution
                        ----------
passed by a majority of the whole Board of Directors, which majority must include both of the directors designated by the Institutional Stockholders (as defined in the Amended and Restated Stockholders' Agreement of even date herewith), designate one or more committees, each committee to consist of one or more directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members present at any meeting and not disqualified from voting, whether or not a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and provided in the resolution of the Board of Directors designating such committee, or an amendment to such resolution, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

          Section 2.8   Telephonic Meetings.  Directors, or any committee of
                        -------------------
directors designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this
Section 2.8 shall constitute presence in person at such meeting.

          Section 2.9   Informal Action by Directors.  Unless otherwise
                        ----------------------------
restricted by the Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing (which may be in counterparts), and the written consent or consents are filed with the minutes of proceedings of the Board of Directors or such committee.

          Section 2.10  Committee Rules.  Unless the Board of Directors
                        ---------------
otherwise provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this Article II of these By-laws.

          Section 2.11  Reliance upon Records.  Every director, and every member
                        ---------------------
of any committee of the Board of Directors, shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors, or by any other person as to matters the director or member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, including, but not limited to, such records, information, opinions, reports or statements as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid, or with which the Corporation's capital stock might properly be purchased or redeemed.

          Section 2.12  Interested Directors.  A director who is directly or
                        --------------------
indirectly a party to a contract or transaction with the Corporation, or is a director or officer of or has a financial interest in any other corporation, partnership, association or other organization which is a party to a contract or transaction with the Corporation, may be counted in determining whether a quorum is present at any meeting of the Board of Directors or a committee thereof at which such contract or transaction is considered or authorized, and such director may participate in such meeting and vote on such authorization to the extent permitted by applicable law, including Section 144 of the General Corporation Law of the State of Delaware.

          Section 2.13  Compensation.  Unless otherwise restricted by the
                        ------------
Certificate of Incorporation, the Board of Directors shall have the authority to fix the compensation of directors. The directors shall be paid their reasonable expenses, if any, of attendance at each meeting of the Board of Directors or a committee thereof and may be paid a fixed sum for attendance at each such meeting and an annual retainer or salary for services as a director or committee member. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

          Section 2.14  Presumption of Assent.  Unless otherwise provided by the
                        ---------------------
laws of the State of Delaware, a director who is present at a meeting of the Board of Directors or a committee thereof at which action is taken on any matter shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of such meeting or unless he or she shall file his or her written dissent to such action with the person acting as secretary of such meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary immediately after the adjournment of such meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

                                  ARTICLE III
                                    Officers

          Section 3.1   Executive Officers; Election; Qualification; Term of
                        ----------------------------------------------------
Office.  The Board of Directors shall elect a President and may, if it so
------
determines, elect a Chairman of the Board from among its members. The Board of Directors shall also elect a Secretary and may elect one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers. Any number of offices may be held by the same person. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

          Section 3.2   Resignation; Removal; Vacancies.  Any officer may resign
                        -------------------------------
at any time by giving written notice to the Chairman of the Board, if any, the President or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the officer to whom it is directed, without any need for its acceptance. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. A vacancy occurring in any office of the Corporation may be filled for the unexpired portion of the term thereof by the Board of Directors at any regular or special meeting.

          Section 3.3   Powers and Duties of Executive Officers. The officers of
                        ---------------------------------------
the Corporation shall have such powers and duties in the management of the Corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

          Section 3.4   Chief Executive Officer.  Unless the Board of Directors
                        -----------------------
elects a Chairman of the Board who is designated as such, the President shall be the Chief Executive Officer of the Corporation and shall in general supervise and control all of the business affairs of the Corporation, subject to the direction of the Board of Directors. The President may execute, in the name and on behalf of the Corporation, any deeds, mortgages, bonds, contracts or other instruments which the Board of Directors or a committee thereof has authorized to be executed, except in cases where the execution shall have been expressly delegated by the Board of Directors or a committee thereof to some other officer or agent of the corporation.

          Section 3.5   Secretary.  In addition to such other duties, if any, as
                        ---------
may be assigned to the Secretary by the Board of Directors, the Chairman of the Board, if any, or the President, the Secretary shall (i) keep the minutes of proceedings of the stockholders, the Board of Directors and any committee of the Board of Directors in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these By-laws or as required by law; (iii) be the custodian of the records and seal of the Corporation; (iv) affix or cause to be affixed the seal of the Corporation or a facsimile thereof, and attest the seal by his or her signature, to all certificates for shares of stock of the Corporation and to all other documents the execution of which under seal is authorized by the Board of Directors; and
(v) unless such duties have been delegated by the Board of Directors to a transfer agent of the Corporation, keep or cause to be kept a register of the name and address of each stockholder, as the same shall be furnished to the Secretary by such stockholder, and have general charge of the stock transfer records of the Corporation.

                                   ARTICLE IV
                        Stock Certificates and Transfers

          Section 4.1   Certificate.  Every holder of stock shall be entitled to
                        -----------
have a certificate signed by or in the name of the Corporation by the Chairman of the Board, if any, or the President or a Vice President, and by the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by such stockholder in the Corporation. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent, or registrar continued to be such at the date of issue.

          Section 4.2   Lost, Stolen or Destroyed Certificates; Issuance of New
                        -------------------------------------------------------
Certificates.  The Corporation may issue a new certificate for stock in the
------------
place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such stockholder's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

          Section 4.3   Transfers of Stock. Upon surrender to the Corporation or
                        ------------------
the transfer agent of the Corporation of a certificate for stock of the Corporation duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer or, if the relevant stock certificate is claimed to have been lost, stolen or destroyed, upon compliance with the provisions of Section 4.2 of these By-laws, and upon payment of applicable taxes with respect to such transfer, and in compliance with any restrictions on transfer applicable to such stock certificate or the shares represented thereby of which the Corporation shall have notice and subject to such rules and regulations as the Board of Directors may from time to time deem advisable concerning the transfer and registration of stock certificates, the Corporation shall issue a new certificate or certificates for such stock to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Transfers of stock shall be made only on the books of the Corporation by the registered holder thereof or by such holder's attorney or successor duly authorized as evidenced by documents filed with the Secretary or transfer agent of the Corporation. Whenever any transfer of stock shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of transfer if, when the certificate or certificates representing such stock are presented to the Corporation for transfer, both the transferor and transferee request the Corporation to do so.

          Section 4.4   Stockholders of Record.  The Corporation shall be
                        ----------------------
entitled to treat the holder of record of any stock of the Corporation as the holder thereof and shall not be bound to recognize any equitable or other claim to or interest in such stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by the laws of the State of Delaware.

                                   ARTICLE V
                                    Notices

          Section 5.1   Manner of Notice.  Except as otherwise provided by law,
                        ----------------
the Certificate of Incorporation or these By-laws, whenever notice is required to be given to any stockholder, director or member of any committee of the Board of Directors, such notice may be given by personal delivery or by depositing it, in a sealed envelope, in the United States mails, first class, postage prepaid, addressed, or by delivering it to a telegraph company, charges prepaid, for transmission, or by transmitting it via telecopier, to such stockholder, director or member, either at the address of such stockholder, director or member as it appears on the records of the Corporation or, in the case of such a director or member, at his or her business address; and such notice shall be deemed to be given at the time when it is thus personally delivered, deposited, delivered or transmitted, as the case may be. Such requirement for notice shall also be deemed satisfied, except in the case of stockholder meetings, if actual notice is received orally or by other writing by the person entitled thereto as far in advance of the event with respect to which notice is being given as the minimum notice period required by law or these By-laws.

          Section 5.2   Dispensation with Notice.  (a)  Whenever notice is
                        ------------------------
required to be given by law, the Certificate of Incorporation or these By-laws to any stockholder to whom (i) notice of two consecutive annual meetings of stockholders, and all notices of meetings of stockholders or of the taking of action by stockholders by written consent without a meeting to such stockholder during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities of the Corporation during a 12-month period, have been mailed addressed to such stockholder at the address of such stockholder as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting which shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth the then current address of such stockholder, the requirement that notice be given to such stockholder shall be reinstated.

          (b) Whenever notice is required to be given by law, the Certificate of Incorporation or these By-laws to any person with whom communication is unlawful, the giving of such notice to such person shall not be required, and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.

          Section 5.3   Waivers of Notice.  Any written waiver of notice, signed
                        -----------------
by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular special meeting of the stockholders, directors, or members of a committee or directors need be specified in any written waiver of notice.

                                   ARTICLE VI
                                Indemnification

          Section 6.1   Right to Indemnification.  (a)  The Corporation shall
                        ------------------------
indemnify and hold harmless, to the fullest extent permitted by law as in effect on the date of adoption of these By-laws or as it may thereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture or other enterprise, against any and all liability and loss (including judgments, fines, penalties and amounts paid in settlement) suffered or incurred and expenses reasonably incurred by such person; provided that any standard of conduct applicable to whether a director or officer may be indemnified shall be equally applicable to an employee or agent under this Article VI. The Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

          (b) For purposes of this Article VI: (i) any reference to "other enterprise" shall include all plans, programs, policies, agreements, contracts and payroll practices and related trusts for the benefit of or relating to employees of the Corporation and its related entities ("employee benefit plans"); (ii) any reference to "fines", "penalties", "liability" and "expenses" shall include any excise taxes, penalties, claims, liabilities and reasonable expenses (including reasonable legal fees and related expenses) assessed against or incurred by a person with respect to any employee benefit plan; (iii) any reference to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation or trustee or administrator of any employee benefit plan which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, beneficiaries, fiduciaries, administrators and service providers; (iv) any reference to serving at the request of the Corporation as a director, officer, employee or agent of a partnership or trust shall include service as a partner or trustee; and (v) a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" for purposes of this Article VI.

          Section 6.2   Prepayment of Expenses.  The Corporation may pay or
                        ----------------------
reimburse the reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this Article VI or otherwise. The Corporation may require security for any such undertaking.

          Section 6.3   Claims.  If a claim for indemnification or payment of
                        ------
expenses under this Article VI is not paid in full within 60 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

          Section 6.4   Non-Exclusivity of Rights.  The rights conferred on any
                        -------------------------
person by this Article VI shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

          Section 6.5   Other Indemnification.  The Corporation's obligation, if
                        ---------------------
any, to indemnify any person who was or is serving at its request as a director, officer, employee, partner or agent of another corporation, partnership, joint venture or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture or other enterprise.

          Section 6.6   Amendment or Repeal.  Any repeal or modification of the
                        -------------------
foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

                                  ARTICLE VII
                                    General

          Section 7.1   Fiscal year.  The fiscal year of the Corporation shall
                        -----------
begin on the first Monday after the last Sunday in December of each year and end on the last Sunday in the following December.

          Section 7.2   Seal.  The corporate seal shall have the name of the
                        ----
Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

          Section 7.3   Form of Records.  Any records maintained by the
                        ---------------
Corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

          Section 7.4   Amendment of By-laws.  These By-laws may be altered or
                        --------------------
repealed, and new By-laws made, by the Board of Directors, but the stockholders may make additional By-laws and may alter and repeal any By-laws whether adopted by them or otherwise.

          Section 7.5   Conflicts.  In the event of a conflict between any
                        ---------
provision of these By-laws the provisions of the Amended and Restated Stockholders' Agreement of even date herewith, the provisions of the Amended and Restated Stockholders' Agreement shall govern.

                               * * * * * * * * *

                                 MEMORARANDUM

To: HOLDERS OF STOCK OPTIONS ISSUED ON OR AFTER JANUARY 1, 2000 UNDER THE CAREERBUILDER, INC. STOCK INCENTIVE PLANS

Date:     AUGUST 11, 2000

Re:       NOTICE REGARDING TREATMENT OF STOCK OPTIONS

______________________________________________________________________________

          Our records indicate that you are a holder of an option or options (each a "Company Stock Option"), pursuant to the CareerBuilder, Inc. 1999 Stock Incentive Plan, to purchase shares of CareerBuilder, Inc. common stock, par value $.001 per share ("CareerBuilder Common Stock"). Set forth below is a summary of the treatment of Company Stock Options issued on or after January 1, 2000 pursuant to the Agreement and Plan of Merger dated as of July 16, 2000 (the "Merger Agreement") among CareerBuilder, Inc. ("CareerBuilder"), Career Holdings, Inc., a corporation formed by Tribune Company and KnightRidder.com, Inc. ("Career Holdings"), and CB Acquisition Corp., a wholly owned subsidiary of Career Holdings ("CB Acquisition"). Please refer to the previously delivered memorandum summarizing the treatment of Company Stock Options issued prior to January 1, 2000 for information about the treatment of those Company Stock Options.

Section 1.  The Merger

          Pursuant to the Merger Agreement, CB Acquisition has commenced an offer to purchase all outstanding shares of CareerBuilder Common Stock (the "Offer") for $8.00 per share in cash, without interest thereon (the "Offer Price"). Following consummation of the Offer, CB Acquisition will be merged (the "Merger") with and into CareerBuilder, with CareerBuilder as the surviving corporation in the Merger, following the satisfaction or waiver of conditions to the Merger contained in the Merger Agreement. The Offer is scheduled to expire at midnight on August 21, 2000. Following the consummation of the Merger, each share of CareerBuilder Common Stock outstanding immediately prior to the effective time of the Merger (the "Effective Time") will be converted into the right to receive the Offer Price.

Section 2.  Options Granted on or After January 1, 2000

          Immediately after the Effective Time, each outstanding Company Stock Option that was granted on or after January 1, 2000 will automatically convert into an option to purchase shares of common stock of Career Holdings (each a "Substitute Stock Option") equal in number to the shares subject to such Company Stock Option immediately prior to the Effective Time. Such Substitute Stock Options will be issued pursuant to a stock option plan to be adopted by Career Holdings and will be subject to substantially the same terms and conditions that were applicable to the related Company Stock Option immediately prior to the Effective Time, including the vesting and exercise conditions then applicable to such Company Stock Option, without regard to the transactions contemplated by the Merger Agreement. However, shares of common stock of Career Holdings purchased upon the exercise of each Substitute Stock Option will, for so long as such common stock is not traded on an established stock exchange or national market system, be subject to a right of repurchase by Career Holdings at their fair market value under such conditions as Career Holdings shall deem appropriate.

EACH SUBSTITUTE STOCK OPTION SHALL BE ISSUED PURSUANT TO A STOCK OPTION PLAN TO BE ADOPTED BY CAREER HOLDINGS. A COPY OF THE CAREER HOLDINGS STOCK OPTION PLAN WILL BE DELIVERED TO EACH RECIPIENT OF SUBSTITUTE STOCK OPTIONS AT THE TIME OF ISSUANCE OF SUCH STOCK OPTIONS.

THERE IS CURRENTLY NO PUBLIC MARKET FOR SHARES OF CAREER HOLDINGS AND THERE CAN BE NO GUARANTEE THAT SUCH A MARKET WILL DEVELOP. THE SHARES TO BE ISSUED UPON EXERCISE OF SUBSTITUTE STOCK OPTIONS WILL BE "RESTRICTED SECURITIES" WITHIN THE MEANING OF THE SECURITIES ACT OF 1933 AND MAY NOT BE SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 AND APPLICABLE STATE SECURITIES LAWS OR AN APPLICABLE EXEMPTION THEREFROM.

CAREER HOLDINGS HAS NO FINANCIAL OR OPERATING HISTORY AND ANY INVESTMENT IN CAREER HOLDINGS IS A SPECULATIVE INVESTMENT WHICH INVOLVES A HIGH DEGREE OF RISK OF LOSS BY THE HOLDER OF ALL OF HIS OR HER INVESTMENT.

Section 3.  General Information Only

     The information provided in this memorandum is a general description of the treatment of certain Company Stock Options in the Merger. Additional information with respect to the treatment of Company Stock Options is contained in the Tender Offer Statement on Schedule TO filed by Career Holdings with the Securities and Exchange Commission ("SEC") on July 25, 2000, as amended (the "Schedule TO"), and the Solicitation/Recommendation Statement on Schedule 14D-9 filed by CareerBuilder with the SEC on July 25, 2000, as amended (the "Schedule 14D-9"). Copies of the Schedule TO and the Schedule 14D-9 are publicly available at the SEC's Web site at http://www.sec.gov and may also be obtained by contacting CareerBuilder at 10780 Parkridge Boulevard, Suite 200, Reston, Virginia 20191, Attention: Jamie McCarthy. Career Holdings is a newly formed corporation organized in connection with the Offer and the Merger. The form of Amended and Restated Certificate of Incorporation and Amended and Restated By-Laws of Career Holdings to be effective after the Effective Time are attached hereto as Annex I and Annex II, respectively. It is expected that after the Effective Time Career Holdings will initially have outstanding capital stock consisting of approximately 33,108,000 shares of common stock, $.01 par value per share ("Career Holdings Common Stock"). Initially, the Career Holdings Common Stock will be held by Tribune Company, KnightRidder.com, Inc., Robert J. McGovern and James A. Winchester (the "Initial Stockholders"). The amended and restated stockholders agreement and the registration rights agreement to be entered into by the Initial Stockholders setting forth certain rights of and restrictions on their shares of Career Holdings Common Stock are described in and filed as exhibits to the Schedule TO and are incorporated herein by reference. Holders of Company Stock Options who will receive Substitute Stock Options are urged to read the Amended and Restated Certificate of

Incorporation, Amended and Restated By-Laws, amended and restated stockholders agreement and registration rights agreement and the other information contained in the Schedule TO and the Schedule 14D-9 carefully.

     Please refer to the option plans as well as your option agreement available on the AST website (www.aststockplan.com) and/or your employment offer letter for information specific to you.

                                                                         Annex I
                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION

                                       OF

                             CAREER HOLDINGS, INC.

          FIRST:   The name of the corporation (which is hereinafter referred to as the "Corporation") is Career Holdings, Inc.

          SECOND: The address of the Corporation's registered office in the State of Delaware is The Corporation Trust Company, The Corporation Trust Center, 1209 Orange Street, in the City of Wilmington, County of New Castle.

          THIRD:   The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware.

          FOURTH: The total number of shares of all classes of capital stock which the Corporation shall have the authority to issue is 77,800,000 shares of common stock with a par value of $.01 per share.

          FIFTH:   In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the By-laws of the Corporation, subject to any specific limitation on such power contained in any By-laws adopted by the stockholders. Elections of directors need not be by written ballot unless the By-laws of the Corporation so provide.

          SIXTH:   A director of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the General Corporation Law of Delaware, or (iv) for any transaction from which the director derived an improper personal benefit. If the General Corporation Law of Delaware is amended to authorize corporate action further eliminating or limiting the personal liability of directors, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the General Corporation Law of Delaware, as so amended. Any repeal or modification of this Article Seventh by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

          SEVENTH: Each person who is or was a director or officer of the Corporation, and each person who serves or served at the request of the Corporation as a director or officer of another enterprise, shall be indemnified by the Corporation in accordance with, and to the fullest extent authorized by, the General Corporation Law of Delaware as it may be in effect from time to time.

          THE UNDERSIGNED, being the President of the Corporation, has executed this Amended and Restated Certificate of Incorporation on August __, 2000.

                              By: __________________________

                              Name:
                              Title:

                                                                        Annex II

                              AMENDED AND RESTATED
                                    BY-LAWS

                                       OF

                             CAREER HOLDINGS, INC.

                                   ARTICLE I
                             Stockholders Meetings

  Section 1.1  Annual Meetings.  An annual meeting of stockholders shall be held
               ---------------
for the election of directors at such date, time and place as may be fixed by resolution of the Board of Directors from time to time.

  Section 1.2  Special Meetings.  Special meetings of stockholders for any
               ----------------
purpose or purposes may be called at any time only by the Chairman of the Board, if any, the President, the Board of Directors or by a committee of the Board of Directors authorized to call such meetings, and by no other person. The business transacted at a special meeting of stockholders shall be limited to the purpose or purposes for which such meeting is called, except as otherwise determined by the Board of Directors or the chairman of the meeting.

  Section 1.3  Notice of Meetings.  A written notice of each annual or special
               ------------------
meeting of stockholders shall be given stating the place, date and time of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the Certificate of Incorporation or these By-laws, such notice of meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.

  Section 1.4  Adjournments.  Any annual or special meeting of stockholders may
               ------------
be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the date, time and place thereof are announced at the meeting at which the adjournment is taken.
At the adjourned meeting any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than 30 days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the adjourned meeting in accordance with Section 1.3.

  Section 1.5  Quorum.  Except as otherwise provided by law, the Certificate of
               ------
Incorporation or these By-laws, the presence in person or by proxy of the holders of stock having a majority of the votes which could be cast by the holders of all outstanding stock entitled to vote at the meeting shall constitute a quorum at each meeting of stockholders. In the absence of a quorum, the stockholders so present may, by the affirmative vote of the holders of stock having a majority of the votes which could be cast by all such holders, adjourn the meeting from time to time in the manner provided in Section 1.4 of these By-laws until a quorum is present. If a quorum is present when a meeting is convened, the subsequent withdrawal of stockholders, even though less than a quorum remains, shall not affect the ability of the remaining stockholders lawfully to transact business.

  Section 1.6  Organization.  Meetings of stockholders shall be presided over by
               ------------
the Chairman of the Board, if any, or if there is none or in his or her absence, by the President, or in his or her absence, by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting.

  Section 1.7  Voting.  (a)  Except as otherwise provided by the Certificate of
               ------
Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power on the matter in question.

          (b) Voting at meetings of stockholders need not be by written ballot unless as determined by the holders of stock having a majority of the votes which could be cast by the holders of all outstanding stock entitled to vote which are present in person or by proxy at such meeting. Unless otherwise provided in the Certificate of Incorporation, directors shall be elected by a plurality of the votes cast in the election of directors. Each other question shall, unless otherwise provided by law, the Certificate of Incorporation or these By-laws, be decided by the vote of the holders of stock having a majority of the votes which could be cast by the holders of all stock entitled to vote on such question which are present in person or by proxy at the meeting.

          (c) Stock of the Corporation standing in the name of another corporation and entitled to vote may be voted by such officer, agent or proxy as the by-laws or other internal regulations of such other corporation may prescribe or, in the absence of such provision, as the board of directors or comparable body of such other corporation may determine.

          (d) Stock of the Corporation standing in the name of a deceased person, a minor, an incompetent or a debtor in a case under Title 11, United States Code, and entitled to vote may be voted by an administrator, executor, guardian, conservator, debtor-in-possession or trustee, as the case may be, either in person or by proxy, without transfer of such shares into the name of the official or other person so voting.

          (e) A stockholder whose voting stock of the Corporation is pledged shall be entitled to vote such stock unless on the transfer records of the Corporation the pledgor has expressly empowered the pledgee to vote such shares, in which case only the pledgee, or such pledgee's proxy, may represent such shares and vote thereon.

          (f) If voting stock is held of record in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or otherwise, or if two or more persons have the same fiduciary relationship respecting the same shares, unless the Secretary is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (i) if only one votes, such act binds all; (ii) if more than one vote, the act of the majority so voting binds all; and (iii) if more than one votes, but the vote is evenly split on any particular matter each faction may vote such stock proportionally, or any person voting the shares, or a beneficiary, if any, may apply to the Court of Chancery of the State of Delaware or such other court as may have jurisdiction to appoint an additional person to act with the persons so voting the stock, which shall then be voted as determined by a majority of such persons and the person appointed by the Court. If the instrument so filed shows that any such tenancy is held in unequal interests, a majority or even split for the purpose of this subsection shall be a majority or even split in interest.

          (g) Stock of the Corporation belonging to the Corporation, or to another corporation a majority of the shares entitled to vote in the election of directors of which are held by the Corporation, shall not be voted at any meeting of stockholders and shall not be counted in the total number of outstanding shares for the purpose of determining whether a quorum is present. Nothing in this Section 1.7 shall limit the right of the Corporation to vote shares of stock of the Corporation held by it in a fiduciary capacity.

  Section 1.8  Proxies.  (a)  Each stockholder entitled to vote at a meeting of
               -------
stockholders may authorize another person or persons to act for such stockholder by proxy filed with the Secretary before or at the time of the meeting. No such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing with the Secretary an instrument in writing revoking the proxy or another duly executed proxy bearing a later date.

          (b) A stockholder may authorize another person or persons to act for such stockholder as proxy (i) by executing a writing authorizing such person or persons to act as such, which execution may be accomplished by such stockholder or such stockholder's authorized officer, director, partner, employee or agent (or, if the stock is held in a trust or estate, by a trustee, executor or administrator thereof) signing such writing or causing his or her signature to be affixed to such writing by any reasonable means, including, but not limited to, facsimile signature, or (ii) by transmitting or authorizing the transmission of a telegram, cablegram or other means of electronic transmission (a "Transmission") to the person who will be the holder of the proxy or to a proxy solicitation firm, proxy support service organization or like agent duly authorized by the person who will be the holder of the proxy to receive such Transmission; provided that any such Transmission must either set forth or be submitted with information from which it can be determined that such Transmission was authorized by such stockholder.

          (c) The Secretary or such other person or persons as shall be appointed from time to time by the Board of Directors shall examine Transmissions to determine if they are valid. If it is determined a Transmission is valid, the person or persons making that determination shall specify the information upon which such person or persons relied. Any copy, facsimile telecommunication or other reliable reproduction of such a writing or

Transmission may be substituted or used in lieu of the original writing or Transmission for any and all purposes for which the original writing or Transmission could be used; provided that such copy, facsimile telecommunication or other reproduction shall be a complete reproduction of the entire original writing or Transmission.

  Section 1.9  Fixing Date of Determination of Stockholders of Record.  (a)  In
               ------------------------------------------------------
order that the corporation may determine the stockholders entitled (i) to notice of or to vote at any meeting of stockholders or any adjournment thereof, (ii) to express consent to corporate action in writing without a meeting, (iii) to receive payment of any dividend or other distribution or allotment of any rights, (iv) to exercise any rights in respect of any change, conversion or exchange of stock or (v) to take, receive or participate in any other action, the Board of Directors may fix a record date, which shall not be earlier than the date upon which the resolution fixing the record date is adopted by the Board of Directors and which (1) in the case of a determination of stockholders entitled to notice of or to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, be not more than 60 nor less than ten days before the date of such meeting; (2) in the case of a determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall be not more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall be not more than 60 days before such action.

          (b) If no record date is fixed, (i) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and
(iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

          (c) A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting, but the Board of Directors may fix a new record date for the adjourned meeting.

  Section 1.10 List of Stockholders Entitled to Vote.  The Secretary shall
               -------------------------------------
prepare, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

  Section 1.11 Action By Consent of Stockholders.  (a)  Unless the power of
               ---------------------------------
stockholders to act by consent without a meeting is restricted or eliminated by the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote on such action were present and voted.

          (b) Every written consent shall bear the date of signature of each stockholder (or his, her or its proxy) signing such consent. Prompt notice of the taking of corporate action without a meeting of stockholders by less than unanimous written consent shall be given to those stockholders who have not consented in writing. All such written consents shall be delivered to the Corporation at its registered office in the State of Delaware, at its principal place of business or to the Secretary. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. No written consent shall be effective to authorize or take the corporate action referred to therein unless, within 60 days of the earliest dated written consent delivered to the Corporation in the manner required by this Section 1.11, written consents signed by a sufficient number of persons to authorize or take such action are delivered to the Corporation at its registered office in the State of Delaware, at its principal place of business or to the Secretary. All such written consents shall be filed with the minutes of proceedings of the stockholders, and actions authorized or taken under such written consents shall have the same force and effect as those authorized or taken pursuant to a vote of the stockholders at an annual or special meeting.

                                   ARTICLE II
                               Board of Directors

  Section 2.1  Number.  The Board of Directors shall initially consist of two
               ------
directors. Thereafter, the Board of Directors shall consist of one or more directors as may from time to time be determined by resolution of the Board of Directors.

  Section 2.2  Election; Resignation; Vacancies.  (a)  Unless the certificate of
               --------------------------------
incorporation or an amendment to these By-laws adopted by the stockholders provides for a Board of Directors divided into two or three classes, at each annual meeting of stockholders the stockholders shall elect directors each of whom shall hold office until the next annual meeting of stockholders and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal. If the Board of Directors is divided into classes, at each annual meeting at which the term of office of a class of directors expires, the stockholders shall elect directors of such class each to hold office until the annual meeting at which the terms of office of such class of directors expire and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal.

          (b) Any director may resign at any time by giving written notice to the Chairman of the Board, if any, the President or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the officer to whom it is directed, without any need for its acceptance.

          (c) Any newly created directorship occurring in the Board of Directors may be filled by a majority of the remaining directors, although less than a quorum, or by a plurality of the votes cast in the election of directors at a meeting of stockholders. Any vacancy occurring in the Board of Directors shall be filled by the stockholder that designated the vacating director; provided however, that any vacancy occurring in the Board of Directors created
-------- -------
upon the resignation or removal of an Outside Director (as defined in the Amended and Restated Stockholders' Agreement of even date herewith) shall be filled by the appointment of a director by the Management Stockholders (as defined in the Amended and Restated Stockholders' Agreement of even date herewith), subject to the unanimous approval of the Institutional Stockholders (as defined in the Amended and Restated Stockholders' Agreement of even date herewith). Each director elected to replace a former director shall hold office until the expiration of the term of office of the director whom he or she has replaced and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal. A director elected to fill a newly created directorship shall serve until the next annual meeting of stockholders (or, if the Board of Directors is divided into classes, the annual meeting at which the terms of office of the class of directors to which he or she is assigned expire) and the election and qualification of his or her successor, or until his or her earlier death, resignation or removal.

  Section 2.3  Regular Meetings.  A regular annual meeting of the Board of
               ----------------
Directors shall be held, without call or notice, immediately after and at the same place as the annual meeting of stockholders, for the purpose of organizing the Board of Directors, electing officers and transacting any other business that may properly come before such meeting. If the stockholders shall elect the directors by written consent of stockholders as permitted by Section 1.11 of these By-laws, a special meeting of the Board of Directors shall be called as soon as practicable after such election for the purposes described in the preceding sentence. Additional regular meetings of the Board of Directors may be held without call or notice at such times as shall be fixed by resolution of the Board of Directors.

  Section 2.4  Special Meetings.  Special meetings of the Board of Directors may
               ----------------
be called by the Chairman of the Board, if any, the President, the Secretary, or by any member of the Board of Directors. Notice of a special meeting of the Board of Directors shall be given by the person or persons calling the meeting at least twenty-four hours before the special meeting. The purpose or purposes of a special meeting need not be stated in the call or notice.

  Section 2.5  Organization.  Meetings of the Board of Directors shall be
               ------------
presided over by the Chairman of the Board, if any, or if there is none or in his or her absence, by the President, or in his or her absence by a chairman chosen at the meeting. The Secretary shall act as secretary of the meeting, but in his or her absence the chairman of the meeting may appoint any person to act as secretary of the meeting. A majority of the directors present at a meeting, whether or not they constitute a quorum, may adjourn such meeting to any other date, time or place without notice other than announcement at the meeting.

  Section 2.6  Quorum; Vote Required for Action.  At all meetings of the Board
               --------------------------------
of Directors a majority of the whole Board of Directors shall constitute a quorum for the transaction of business. Unless the Certificate of Incorporation or these By-laws otherwise provide, the vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

  Section 2.7  Committees.  The Board of Directors may, by resolution passed by
               ----------
a majority of the whole Board of Directors, which majority must include both of the directors designated by the Institutional Stockholders (as defined in the Amended and Restated Stockholders' Agreement of even date herewith), designate one or more committees, each committee to consist of one or more directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members present at any meeting and not disqualified from voting, whether or not a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and provided in the resolution of the Board of Directors designating such committee, or an amendment to such resolution, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it.

  Section 2.8  Telephonic Meetings.  Directors, or any committee of directors
               -------------------
designated by the Board of Directors, may participate in a meeting of the Board of Directors or such committee by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this
Section 2.8 shall constitute presence in person at such meeting.

  Section 2.9  Informal Action by Directors.  Unless otherwise restricted by the
               ----------------------------
Certificate of Incorporation or these By-laws, any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or such committee, as the case may be, consent thereto in writing (which may be in counterparts), and the written consent or consents are filed with the minutes of proceedings of the Board of Directors or such committee.

  Section 2.10 Committee Rules.  Unless the Board of Directors otherwise
               ---------------
provides, each committee designated by the Board of Directors may make, alter and repeal rules for the conduct of its business. In the absence of such rules each committee shall conduct its business in the same manner as the Board of Directors conducts its business pursuant to this Article II of these By-laws.

  Section 2.11 Reliance upon Records.  Every director, and every member of any
               ---------------------
committee of the Board of Directors, shall, in the performance of his or her duties, be fully protected in relying in good faith upon the records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of its officers or employees, or committees of the Board of Directors, or by any other person as to matters the director or member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation, including, but not limited to, such records, information, opinions, reports or statements as to the value and amount of the assets, liabilities and/or net profits of the Corporation, or any other facts pertinent to the existence and amount of surplus or other funds from which dividends might properly be declared and paid, or with which the Corporation's capital stock might properly be purchased or redeemed.

  Section 2.12 Interested Directors.  A director who is directly or indirectly a
               --------------------
party to a contract or transaction with the Corporation, or is a director or officer of or has a financial interest in any other corporation, partnership, association or other organization which is a party to a contract or transaction with the Corporation, may be counted in determining whether a quorum is present at any meeting of the Board of Directors or a committee thereof at which such contract or transaction is considered or authorized, and such director may participate in such meeting and vote on such authorization to the extent permitted by applicable law, including Section 144 of the General Corporation Law of the State of Delaware.

  Section 2.13 Compensation.  Unless otherwise restricted by the Certificate of
               ------------
Incorporation, the Board of Directors shall have the authority to fix the compensation of directors. The directors shall be paid their reasonable expenses, if any, of attendance at each meeting of the Board of Directors or a committee thereof and may be paid a fixed sum for attendance at each such meeting and an annual retainer or salary for services as a director or committee member. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor.

  Section 2.14 Presumption of Assent.  Unless otherwise provided by the laws of
               ---------------------
the State of Delaware, a director who is present at a meeting of the Board of Directors or a committee thereof at which action is taken on any matter shall be presumed to have assented to the action taken unless his or her dissent shall be entered in the minutes of such meeting or unless he or she shall file his or her written dissent to such action with the person acting as secretary of such meeting before the adjournment thereof or shall forward such dissent by registered mail to the Secretary immediately after the adjournment of such meeting. Such right to dissent shall not apply to a director who voted in favor of such action.

                                  ARTICLE III
                                    Officers

  Section 3.1  Executive Officers; Election; Qualification; Term of Office.  The
               -----------------------------------------------------------
Board of Directors shall elect a President and may, if it so determines, elect a Chairman of the Board from among its members. The Board of Directors shall also elect a Secretary and may elect one or more Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers. Any number of offices may be held by the same person. Each officer shall hold office until his or her successor is elected and qualified or until his or her earlier death, resignation or removal.

  Section 3.2  Resignation; Removal; Vacancies.  Any officer may resign at any
               -------------------------------
time by giving written notice to the Chairman of the Board, if any, the President or the Secretary. Unless otherwise stated in a notice of resignation, it shall take effect when received by the officer to whom it is directed, without any need for its acceptance. The Board of Directors may remove any officer with or without cause at any time, but such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation. A vacancy occurring in any office of the Corporation may be filled for the unexpired portion of the term thereof by the Board of Directors at any regular or special meeting.

  Section 3.3  Powers and Duties of Executive Officers.  The officers of the
               ---------------------------------------
Corporation shall have such powers and duties in the management of the Corporation as may be prescribed by the Board of Directors and, to the extent not so provided, as generally pertain to their respective offices, subject to the control of the Board of Directors. The Board of Directors may require any officer, agent or employee to give security for the faithful performance of his or her duties.

  Section 3.4  Chief Executive Officer.  Unless the Board of Directors elects a
               -----------------------
Chairman of the Board who is designated as such, the President shall be the Chief Executive Officer of the Corporation and shall in general supervise and control all of the business affairs of the Corporation, subject to the direction of the Board of Directors. The President may execute, in the name and on behalf of the Corporation, any deeds, mortgages, bonds, contracts or other instruments which the Board of Directors or a committee thereof has authorized to be executed, except in cases where the execution shall have been expressly delegated by the Board of Directors or a committee thereof to some other officer or agent of the corporation.

  Section 3.5  Secretary.  In addition to such other duties, if any, as may be
               ---------
assigned to the Secretary by the Board of Directors, the Chairman of the Board, if any, or the President, the Secretary shall (i) keep the minutes of proceedings of the stockholders, the Board of Directors and any committee of the Board of Directors in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of these By-laws or as required by law; (iii) be the custodian of the records and seal of the Corporation; (iv) affix or cause to be affixed the seal of the Corporation or a facsimile thereof, and attest the seal by his or her signature, to all certificates for shares of stock of the Corporation and to all other documents the execution of which under seal is authorized by the Board of Directors; and
(v) unless such duties have been delegated by the Board of Directors to a transfer agent of the Corporation, keep or cause to be kept a register of the name and address of each stockholder, as the same shall be furnished to the Secretary by such stockholder, and have general charge of the stock transfer records of the Corporation.

                                   ARTICLE IV
                        Stock Certificates and Transfers

  Section 4.1  Certificate.  Every holder of stock shall be entitled to have a
               -----------
certificate signed by or in the name of the Corporation by the Chairman of the Board, if any, or the President or a Vice President, and by the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by such stockholder in the Corporation. Any of or all the signatures on the certificate may be facsimile. In case any officer, transfer agent, or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such officer, transfer agent, or registrar continued to be such at the date of issue.

  Section 4.2  Lost, Stolen or Destroyed Certificates; Issuance of New
               -------------------------------------------------------
Certificates.  The Corporation may issue a new certificate for stock in the
------------
place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such stockholder's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

  Section 4.3  Transfers of Stock.  Upon surrender to the Corporation or the
               ------------------
transfer agent of the Corporation of a certificate for stock of the Corporation duly endorsed or accompanied by proper evidence of succession, assignment or authority to transfer or, if the relevant stock certificate is claimed to have been lost, stolen or destroyed, upon compliance with the provisions of Section
4.2 of these By-laws, and upon payment of applicable taxes with respect to such transfer, and in compliance with any restrictions on transfer applicable to such stock certificate or the shares represented thereby of which the Corporation shall have notice and subject to such rules and regulations as the Board of Directors may from time to time deem advisable concerning the transfer and registration of stock certificates, the Corporation shall issue a new certificate or certificates for such stock to the person entitled thereto, cancel the old certificate and record the transaction upon its books. Transfers of stock shall be made only on the books of the Corporation by the registered holder thereof or by such holder's attorney or successor duly authorized as evidenced by documents filed with the Secretary or transfer agent of the Corporation. Whenever any transfer of stock shall be made for collateral security, and not absolutely, it shall be so expressed in the entry of transfer if, when the certificate or certificates representing such stock are presented to the Corporation for transfer, both the transferor and transferee request the Corporation to do so.

  Section 4.4  Stockholders of Record.  The Corporation shall be entitled to
               ----------------------
treat the holder of record of any stock of the Corporation as the holder thereof and shall not be bound to recognize any equitable or other claim to or interest in such stock on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by the laws of the State of Delaware.

                                   ARTICLE V
                                    Notices

  Section 5.1  Manner of Notice.  Except as otherwise provided by law, the
               ----------------
Certificate of Incorporation or these By-laws, whenever notice is required to be given to any stockholder, director or member of any committee of the Board of Directors, such notice may be given by personal delivery or by depositing it, in a sealed envelope, in the United States mails, first class, postage prepaid, addressed, or by delivering it to a telegraph company, charges prepaid, for transmission, or by transmitting it via telecopier, to such stockholder, director or member, either at the address of such stockholder, director or member as it appears on the records of the Corporation or, in the case of such a director or member, at his or her business address; and such notice shall be deemed to be given at the time when it is thus personally delivered, deposited, delivered or transmitted, as the case may be. Such requirement for notice shall also be deemed satisfied, except in the case of stockholder meetings, if actual notice is received orally or by other writing by the person entitled thereto as far in advance of the event with respect to which notice is being given as the minimum notice period required by law or these By-laws.

  Section 5.2  Dispensation with Notice.  (a)  Whenever notice is required to be
               ------------------------
given by law, the Certificate of Incorporation or these By-laws to any stockholder to whom (i) notice of two consecutive annual meetings of stockholders, and all notices of meetings of stockholders or of the taking of action by stockholders by written consent without a meeting to such stockholder during the period between such two consecutive annual meetings, or (ii) all, and at least two, payments (if sent by first class mail) of dividends or interest on securities of the Corporation during a 12-month period, have been mailed addressed to such stockholder at the address of such stockholder as shown on the records of the Corporation and have been returned undeliverable, the giving of such notice to such stockholder shall not be required. Any action or meeting which shall be taken or held without notice to such stockholder shall have the same force and effect as if such notice had been duly given. If any such stockholder shall deliver to the Corporation a written notice setting forth the then current address of such stockholder, the requirement that notice be given to such stockholder shall be reinstated.

          (b) Whenever notice is required to be given by law, the Certificate of Incorporation or these By-laws to any person with whom communication is unlawful, the giving of such notice to such person shall not be required, and there shall be no duty to apply to any governmental authority or agency for a license or permit to give such notice to such person. Any action or meeting which shall be taken or held without notice to any such person with whom communication is unlawful shall have the same force and effect as if such notice had been duly given.

  Section 5.3  Waivers of Notice.  Any written waiver of notice, signed by the
               -----------------
person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of any regular special meeting of the stockholders, directors, or members of a committee or directors need be specified in any written waiver of notice.

                                   ARTICLE VI
                                Indemnification

  Section 6.1  Right to Indemnification.  (a)  The Corporation shall indemnify
               ------------------------
and hold harmless, to the fullest extent permitted by law as in effect on the date of adoption of these By-laws or as it may thereafter be amended, any person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding") by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director, officer, employee or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture or other enterprise, against any and all liability and loss (including judgments, fines, penalties and amounts paid in settlement) suffered or incurred and expenses reasonably incurred by such person; provided that any standard of conduct applicable to whether a director or officer may be indemnified shall be equally applicable to an employee or agent under this
Article VI. The Corporation shall not be required to indemnify a person in connection with a proceeding initiated by such person, including a counterclaim or crossclaim, unless the proceeding was authorized by the Board of Directors.

          (b) For purposes of this Article VI: (i) any reference to "other enterprise" shall include all plans, programs, policies, agreements, contracts and payroll practices and related trusts for the benefit of or relating to employees of the Corporation and its related entities ("employee benefit plans"); (ii) any reference to "fines", "penalties", "liability" and "expenses" shall include any excise taxes, penalties, claims, liabilities and reasonable expenses (including reasonable legal fees and related expenses) assessed against or incurred by a person with respect to any employee benefit plan; (iii) any reference to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation or trustee or administrator of any employee benefit plan which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants, beneficiaries, fiduciaries, administrators and service providers; (iv) any reference to serving at the request of the Corporation as a director, officer, employee or agent of a partnership or trust shall include service as a partner or trustee; and (v) a person who acted in good faith and in a manner he or she reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" for purposes of this Article VI.

  Section 6.2  Prepayment of Expenses.  The Corporation may pay or reimburse the
               ----------------------
reasonable expenses incurred in defending any proceeding in advance of its final disposition if the Corporation has received in advance an undertaking by the person receiving such payment or reimbursement to repay all amounts advanced if it should be ultimately determined that he or she is not entitled to be indemnified under this Article VI or otherwise. The Corporation may require security for any such undertaking.

  Section 6.3  Claims.  If a claim for indemnification or payment of expenses
               ------
under this Article VI is not paid in full within 60 days after a written claim therefor has been received by the Corporation, the claimant may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim. In any such action the Corporation shall have the burden of proving that the claimant was not entitled to the requested indemnification or payment of expenses under applicable law.

  Section 6.4  Non-Exclusivity of Rights.  The rights conferred on any person by
               -------------------------
this Article VI shall not be exclusive of any other rights which such person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, these By-laws, agreement, vote of stockholders or disinterested directors or otherwise.

  Section 6.5  Other Indemnification.  The Corporation's obligation, if any, to
               ---------------------
indemnify any person who was or is serving at its request as a director, officer, employee, partner or agent of another corporation, partnership, joint venture or other enterprise shall be reduced by any amount such person may collect as indemnification from such other corporation, partnership, joint venture or other enterprise.

  Section 6.6  Amendment or Repeal.  Any repeal or modification of the foregoing
               -------------------
provisions of this Article VI shall not adversely affect any right or protection hereunder of any person in respect of any act or omission occurring prior to the time of such repeal or modification.

                                  ARTICLE VII
                                    General

  Section 7.1  Fiscal Year.  The fiscal year of the Corporation shall begin on
               -----------
the first Monday after the last Sunday in December of each year and end on the last Sunday in the following December.

  Section 7.2  Seal.  The corporate seal shall have the name of the Corporation
               ----
inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.

  Section 7.3  Form of Records.  Any records maintained by the Corporation in
               ---------------
the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

  Section 7.4  Amendment of By-laws.  These By-laws may be altered or repealed,
               --------------------
and new By-laws made, by the Board of Directors, but the stockholders may make additional By-laws and may alter and repeal any By-laws whether adopted by them or otherwise.

  Section 7.5  Conflicts.  In the event of a conflict between any provision of
               ---------
these By-laws the provisions of the Amended and Restated Stockholders' Agreement of even date herewith, the provisions of the Amended and Restated Stockholders' Agreement shall govern.

                               * * * * * * * * *